UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 21, 2020

CURRENCYWORKS INC.

(Exact name of registrant as specified in its charter)

Nevada	000-55049	27-3098487
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

561 Indiana Court, Los Angeles, CA 90291

(Address of principal executive offices and Zip Code)

Registrant’s telephone number, including area code: 424.570.9446

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Nil	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 1.01 Entry into a Material Definitive Agreement.

On January 21, 2020 we made the following amendments effective as of December 1, 2019 to material agreements:

Material Agreement	Amendment
Independent consultant agreement dated effective October 9, 2017 with Bruce Elliott	Consulting fee in the amount of $8,000 per month amended to $1 per month
Offer letter dated January 22, 2018 with James P. Geiskopf	Fee in the amount of $10,000 per month amended to $5,000 per month
Offer letter dated February 9, 2018 with Edmund C. Moy	Fee in the amount of $4,167 per month amended to $1 per month
Offer letter dated May 17, 2018 with James Carter	Fee in the amount of $4,167 per month amended to $1 per month
Offer letter dated June 22, 2018 with Alphonso Jackson	Fee in the amount of $4,167 per month amended to $1 per month
Independent consultant agreement dated effective October 9, 2017, as amended on November 30, 2018 and July 1, 2019 with Michael Blum	Consulting fee in the amount of $6,000 per month amended to $1 per month
Business Services Agreement dated October 18, 2017, as amended on June 26, 2018 with Business Instincts Group Inc.	Fee in the amount of $66,750 per month amended to $1 per month. Fees owed by us of $386,250 up to November 30, 2019 were forgiven by Business Instincts Group Inc. pursuant to a letter dated January 21, 2020
Independent consulting agreement dated effective October 1, 2018 with Red to Black Inc.	Consulting fees in the amount of $8,000 per month terminated effective November 30, 2019. Fees owed by us of $86,000 up to November 30, 2019 were forgiven by Red to Black Inc. pursuant to a letter dated January 21, 2020.
Independent consultant agreement dated effective December 4, 2018 with Swapan Kakumanu	Consulting fee in the amount of $5,000 per month amended to $1 per month

Item 5.02(e) Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 21, 2020 certain of our officers and directors agreed to forgive amounts owed to them up to November 30, 2019 as follows:

Officer/Director	Amount forgiven
Bruch Elliott	$48,000
James P. Geiskopf	$40,000
Edmund C. Moy	$29,166.69
James Carter	$29,166.69
Alphonso Jackson	$29,166.69
Michael Blum	$24,000
Swapan Kakumanu	$20,000

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

10.1	Amendment Agreement dated January 21, 2020 with an effective date of December 1, 2019 to Consulting Agreement dated effective October 9, 2017 between CurrencyWorks Inc. and Bruce Elliott

10.2	Amendment Agreement dated January 21, 2020 with an effective date of December 1, 2019 to Offer Letter dated January 22, 2018 between CurrencyWorks Inc. and James P. Geiskopf

10.3	Amendment Agreement dated January 21, 2020 with an effective date of December 1, 2019 to Offer Letter dated February 9, 2018 between CurrencyWorks Inc. and Edmund C. Moy

10.4	Amendment Agreement dated January 21, 2020 with an effective date of December 1, 2019 to Offer Letter dated May 17, 2018 between CurrencyWorks Inc. and James Carter

10.5	Amendment Agreement dated January 21, 2020 with an effective date of December 1, 2019 to Offer Letter dated June 22, 2018 between CurrencyWorks Inc. and Alphonso Jackson

10.6	Amendment Agreement dated January 21, 2020 with an effective date of December 1, 2019 to Consulting Agreement dated effective October 9, 2017, as amended on November 30, 2018 and July 1, 2019 between CurrencyWorks Inc. and Michael Blum

10.7	Amendment Agreement dated January 21, 2020 with an effective date of December 1, 2019 to Business Services Agreement dated effective October 18, 2017 as amended on June 26, 2018 between CurrencyWorks Inc. and Business Instincts Group Inc.

10.8	Amendment Agreement dated January 21, 2020 with an effective date of December 1, 2019 to Consulting Agreement dated effective December 4, 2018 between CurrencyWorks Inc. and Swapan Kakumanu

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CURRENCYWORKS INC.

/s/ Bruce Elliott

Bruce Elliott

President

January 27, 2020